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Exhibit 10.2

Medicaid HMO Contract
WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida

AHCA CONTRACT NO. FA615

AMENDMENT NO. 5

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor" or "Health Plan", is hereby amended as follows:

1.
Attachment I, Scope of Services, is hereby amended to include Exhibit II-C, Third Revised Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit II-B, Second Revised Capitation Rates, shall hereinafter also refer to Exhibit II-C, Third Revised Capitation Rates, as appropriate.

2.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item B, Optional Services, is hereby deleted in its entirety and replaced with the following:

B. Optional Services

1.The Plan shall offer the following services within all applicable Medicaid guidelines:

	Covered	Not Covered
Dental Services		X
Transportation Services		X

   3.  Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item C, Expanded Services, sub-item 2 is hereby deleted in its entirety and replaced with the following:

2.The following is a list of the Health Plan's Expanded Services:
a.
Annual comprehensive oral exam, x-rays (one (1) per year), two (2) cleanings per year, silver amalgam fillings, one periodontic deep cleaning per year, two (2) periodontic scaling and root planing per year.

b.	Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.
c.	Unlimited eye exams and eyeglasses, if medically necessary.
d.	Circumcision up to one (1) year.

4.	This Amendment shall have an effective date of March 1, 2008, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

AHCA Contract No. FA615, Amendment No. 5, Page 1 of 2

Medicaid HMO Contract
Wellcare of Florida, Inc.  d/b/a Staywell Health Plan of Florida

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this two (2) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Heath Schiesser	SIGNED BY: /s/ Illegible for
NAME: Heath Schiesser	NAME: Holly Benson
TITLE: President and CEO	TITLE: Secretary
DATE: 3/27/08	Date: 4/2/08

List of attachments included as part of this Amendment:

Specify Type	Letter/Number	Description
Exhibit	11-C	Third Revised Capitation Rates (1 Page)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA615, Amendment No. 5, Page 2 of 2

EXHIBIT II-C
THIRD REVISED CAPITATION RATES

A.	Table 2 - General Capitation Rates plus Mental Health Rates:

Area 3 Counties:

County	Provider Number
Hernando	015016901
Sumter	015016916

Area 5 Counties:
County	Provider Number
Pasco	015016903
Pinellas	015016904

Area 6 Counties:
County	Provider Number
Hillsborough	015016902
Manatee	015016912
Polk	015016905

Area 7 Counties:
County	Provider Number
Orange	015016906
Seminole	015016908
Osceola	015016907
Brevard	015016913

Area 8 Counties:
County	Provider Number
Lee	015016911
Sarasota	015016914

Area 9 Counties:
County	Provider Number
Palm Beach	015016910
St. Lucie	015016915

Area 10 Counties:
County	Provider Number
Broward	015016900

Area 11 Counties:
County	Provider Number
Miami-Date	015016909

AHCA Contract No. FA615, Exhibit 11-C, Page 1 of 1